UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

THE ROXBURY FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

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(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The Roxbury Funds

The Roxbury Small-Cap Growth Fund

May     , 2011

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of The Roxbury Small-Cap Growth Fund (the “Fund”) of The Roxbury Funds (the “Trust”) to vote on the following important proposal:

•                  Approval of a new investment advisory agreement (“New Advisory Agreement”) between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Roxbury Capital Management, LLC (the “Adviser”).

As discussed in more detail in the enclosed Proxy Statement, the Trust’s investment advisory agreement terminated on [May     , 2011] due to a change in control of the Adviser (the “Transaction”).  To avoid disruption of the Fund’s investment management program, the Board of Trustees of the Trust (the “Board”) approved an interim investment advisory agreement (“Interim Advisory Agreement”) for the Fund on March 16, 2011.  The Interim Advisory Agreement became effective upon consummation of the Transaction.  The Interim Advisory Agreement provides that, during the interim period and until shareholder approval of the New Advisory Agreement, the Adviser will continue to act as investment adviser to the Fund on substantially the same terms and with the same fee structure as the prior investment advisory agreement (“Prior Advisory Agreement”), except that the compensation earned by the Adviser will be held in an interest bearing escrow account until shareholder approval of the New Advisory Agreement.  The proposed New Advisory Agreement is substantially similar to the Prior Advisory Agreement with respect to the services provided by the Adviser to the Fund, has the identical fee structure and would simply continue the relationship between the Fund and the Adviser.  Approval of the New Advisory Agreement will not result in any change in the amount of fees you pay as a shareholder in the Fund.  In addition, the personnel currently providing services to the Fund are not expected to change as a result of the Transaction.  The Trust’s Board believes that the proposal is in the Fund’s and your best interests.

The following are important facts about the New Advisory Agreement:

•  The number of shares you own and the value of those shares are not affected.

•  The advisory fees applicable to the Fund have not increased.

•  The investment objective and policies of the Fund have not changed.

The question and answer section that begins on the front cover of the enclosed Proxy Statement discusses the proposal, which requires shareholder approval.  The Proxy Statement itself provides greater detail about the proposal, why it is being made and how it applies to the Fund.  The Trust’s Board recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy card(s).

•  Internet: Access the Web site shown on your proxy card(s) and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•  Telephone (to speak to a representative of the Fund’s proxy solicitor): 1-800-      -         .

•  In person: Attend the special shareholder meeting on June       , 2011.

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the special meeting of shareholders, you can vote in advance using one of the other methods.

If we do not hear from you by             , 2011, our proxy solicitor may contact you.  Thank you for your response and for your continued investment with the Fund.

Respectfully,

Brian C. Beh

President

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Fund that require a shareholder vote.

Questions & Answers

Q.  Why am I receiving this proxy statement?

A.  The advisory agreement between The Roxbury Funds (the “Trust”), on behalf of the Roxbury Small-Cap Growth Fund (the “Fund”), and Roxbury Capital Management, LLC (the “Adviser”) terminated because of a change in control of the Adviser.

WT Investments Inc., an investment holding company and a wholly owned subsidiary of, and, therefore, under the control of Wilmington Trust Corporation, has a controlling interest in the Adviser.  On October 31, 2010, Wilmington Trust Corporation entered into an Agreement and Plan of Merger with M&T Bank Corporation (“M&T”) and MTB One, Inc., a wholly-owned subsidiary of M&T, pursuant to which MTB One, Inc. would be merged with and into Wilmington Trust, with Wilmington Trust surviving the merger as a wholly-owned subsidiary of M&T.  Because Wilmington Trust has a controlling interest in the Adviser through its subsidiary WT Investments, Inc., the consummation of the merger on [May     , 2011] (the “Transaction”) resulted in a change of control of the Adviser.

This change in control was considered to be an assignment, automatically terminating the advisory agreement between the Trust, on behalf of the Fund, and the Adviser ( the “Prior Advisory Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Trust.  The members of the Board of Trustees, including all of the Trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), recommend that you vote FOR the approval of the New Advisory Agreement.

Q.  What will happen if shareholders do not approve the New Advisory Agreement?

A.  If shareholders do not approve the New Advisory Agreement, then the Fund’s interim investment advisory agreement (“Interim Advisory Agreement”) will terminate 150 days from the consummation of the Transaction and the Board of Trustees will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

Q.  How will the New Advisory Agreement affect the Fund?

A.  The Fund and its investment objective and policies will not change as a result of the New Advisory Agreement.  You will still own the same number of shares in the same Fund and the value of the investment will not change.  The New Advisory Agreement contains substantially identical terms and conditions as the Prior Advisory Agreement and is discussed in more detail in the enclosed Proxy Statement.

Q.  Will the investment advisory fee rate be the same upon approval of the New Advisory Agreement?

A.  Yes, the investment advisory fee rate applicable to the Fund under the New Advisory Agreement will be the same as the rate in effect prior to the assignment.

Q.  How does the Trust’s Board of Trustees recommend that I vote?

A.  After careful consideration, the members of the Trust’s Board of Trustees, including all of the Independent Trustees, recommend that you vote in favor of the New Advisory Agreement.  The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation.”

Q.  Will the Fund pay for the proxy solicitation and related legal costs?

A.  No.  The Adviser and/or an affiliate has agreed to bear these costs.

Q.  When and where will the shareholders’ meeting be held?

A.  The shareholders’ meeting will be held at the offices of the Adviser, 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343 on June      , 2011, at 9:00 a.m., Central Time.

Q.  Do I have to attend the shareholders’ meeting in order to vote my shares?

A.  No.  You can simply mail in the enclosed proxy card(s) or use the telephone or internet procedures for voting your shares as set forth below.

Q.  How can I vote my shares?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):

•  By mail, using the enclosed proxy card(s) and return envelope;

•  By telephone, using the toll free number on the enclosed proxy card(s);

•  Through the Internet, using the website address on the enclosed proxy card(s); or

•  In person at the shareholder meeting.

Q.  Whom should I call for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please call                       , the Fund’s proxy solicitors, at 1-800-       -          .

THE ROXBURY FUNDS

6001 SHADY OAK ROAD, SUITE 200

MINNETONKA, MINNESOTA 55343

ROXBURY SMALL-CAP GROWTH FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Roxbury Small-Cap Growth Fund (the “Fund”) of The Roxbury Funds (the “Trust”) will be held at the offices of the Adviser, 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343 on June      , 2011, at 9:00 a.m., Central Time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

PROPOSAL 1:  Approval of a new investment advisory agreement by and between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Roxbury Capital Management, LLC (the “Adviser”), under which the Adviser will continue to act as investment adviser with respect to assets of the Fund on substantially similar terms with respect to the services provided by the Adviser and the identical fee structure as the investment advisory agreement currently in effect.

The Trust’s Board of Trustees recommends that shareholders vote FOR this proposal (the “Proposal”).

Holders of record of shares of the Fund at the close of business on May        , 2011 are entitled to vote at the Meeting and at any adjournments or postponements thereof.  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies with respect to such proposal.  Any such adjournment will require the affirmative vote of a majority of those shares of the Fund that are represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Trustees,

Brian C. Beh
President

Minnetonka, Minnesota
May     , 2011

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card).  Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

May     , 2011

The Roxbury Funds

6001 Shady Oak Road, Suite 200

Minnetonka, Minnesota 55343

Roxbury Small-Cap Growth Fund

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Trustees of The Roxbury Funds (the “Trust”) for voting at a Special Meeting of Shareholders (the “Meeting”) of the Roxbury Small-Cap Growth Fund (the “Fund”) to be held on June     , 2011, at 9:00 a.m., Central Time, at the offices of the Adviser, 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343.  The Trust is an open-end management investment company, organized as a Delaware statutory trust, and the Fund is a separate investment portfolio, or series, of the Trust.  As used in this Proxy Statement, the Fund’s shares are referred to as “Shares.”

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about May     , 2011, or as soon as practicable thereafter.  A copy of the Proxy Statement is available on the Fund’s website at www.RoxburyFunds.com.  The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, internet or personal interview.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Roxbury Capital Management, LLC (the “Adviser”).                       has been hired to assist in the proxy solicitation.  Estimated proxy solicitation expenses total approximately [$                 ].

A proxy card is enclosed with respect to the Shares you own in the Fund.  If you return a properly executed proxy card, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon.  Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote.  If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

For a free copy of the Fund’s annual report for the fiscal year ended June 30, 2010, or semi-annual report for the period ended December 31, 2010, write to Professional Funds Distributor, LLC (the “Distributor”), 760 Moore Road, King of Prussia, PA 19406, call (800) 497-2960 or obtain one on the website of The Roxbury Funds at www.RoxburyFunds.com.

PROPOSAL 1

APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
THE ROXBURY FUNDS, ON BEHALF OF THE ROXBURY SMALL-CAP GROWTH FUND,
AND ROXBURY CAPITAL MANAGEMENT, LLC

The Trust’s Board of Trustees unanimously recommends that shareholders of the Fund vote FOR the approval of the New Advisory Agreement between the Trust, on behalf of the Fund, and Roxbury Capital Management, LLC.

At the Meeting, shareholders of the Fund will be asked to approve a new advisory agreement between the Trust, on behalf of the Fund, and Roxbury Capital Management, LLC (the “Adviser”).  The new advisory agreement (“New Advisory Agreement”) contains substantially similar terms with respect to the services provided by the Adviser and the identical fee structure as the prior advisory agreement (the “Prior Advisory Agreement”), which was originally entered into on February 2, 2007.  The New Advisory Agreement would simply continue the relationship between the Fund and the Adviser.  The members of the Trust’s Board of Trustees, including all of those Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), last approved the Prior Advisory Agreement on August 4, 2010 as part of its regular annual review process.  As discussed more fully below, approval of the New Advisory Agreement is necessary due to a change in control of the Adviser.

Background

WT Investments Inc., an investment holding company and a wholly owned subsidiary of, and, therefore, under the control of Wilmington Trust Corporation (“Wilmington Trust”), has a controlling interest in the Adviser.  On October 31, 2010, Wilmington Trust Corporation entered into an Agreement and Plan of Merger (the “Merger Agreement”) with M&T Bank Corporation (“M&T”), a New York corporation, and MTB One, Inc., a Delaware corporation and wholly-owned subsidiary of M&T, pursuant to which MTB One, Inc. would be merged with and into Wilmington Trust, with Wilmington Trust surviving the merger as a wholly-owned subsidiary of M&T, subject to the terms and conditions of the Merger Agreement.  Because Wilmington Trust has a controlling interest in the Adviser through its subsidiary WT Investments, Inc., the consummation of the merger on [May     , 2011] (the “Transaction”) resulted in a change of control of the Adviser.  The Transaction constituted an assignment, automatically terminating the Prior Advisory Agreement, in accordance with the 1940 Act.

To avoid disruption of the Fund’s investment advisory program, the Board of Trustees approved an interim advisory agreement (“Interim Advisory Agreement”) on March 16, 2011 pursuant to Rule 15a-4 under the 1940 Act.  Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement.  Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Advisory Agreement:

(i) the compensation under the interim contract may be no greater than under the previous contract;

(ii) the fund’s board of trustees, including a majority of the independent trustees, has voted in person to approve the interim contract before the previous contract is terminated;

(iii) the fund’s board of trustees, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(iv) the interim contract provides that the fund’s board of trustees or a majority of the fund’s outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

(v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the fund’s board, including a majority of the independent trustees; and

(vi) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

The Interim Advisory Agreement became effective upon consummation of the Transaction and will remain in effect (unless sooner terminated) until shareholders of the Fund either approve or disapprove the New Management Agreement or 150 days following the date of the consummation of the Transaction, whichever is sooner.  The fee payable by the Fund pursuant to the Interim Advisory Agreement is the same fee payable by the Fund pursuant to the Prior Advisory Agreement.  The services to be provided to the Fund pursuant to the Interim Advisory Agreement are identical to the services provided to the Fund pursuant to the Prior Advisory Agreement.

The advisory fees earned by the Adviser during the interim period will be held in an interest-bearing escrow account.  Fees that are paid to the escrow account, including interest earned, will be paid to the Adviser if the Fund shareholders approve the New Advisory Agreement within 150 days of the date of the Interim Advisory Agreement.  If shareholders of the Fund do not approve the New Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, then the Adviser will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Advisory Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

The form of the New Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Advisory Agreement are substantially similar to the terms of the Prior Advisory Agreement with respect to services provided by the Adviser and has the identical fee structure.  The material terms of the New Advisory Agreement and Prior Advisory Agreement are compared below in “Summary of the New Advisory Agreement and Prior Advisory Agreement.”

If the Fund’s shareholders do not approve the New Advisory Agreement at the Meeting or at an adjournment of the Meeting, then the Adviser will no longer be the investment adviser of the Fund, in which case the Board of Trustees will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

The management of the Adviser has not changed as a result of the Transaction.

Compensation Paid to the Adviser

Under the Prior Advisory Agreement, the Adviser was entitled to receive the following annual investment advisory fee, paid monthly, as a percentage of the Fund’s average daily net assets in return for the services provided by the Adviser as investment adviser to the Fund:

Annual Fee As a Percentage of Average Daily Net Assets (“assets”)

1.00% of the first $1 billion in assets;
0.95% of the next $1 billion in assets; and
0.90% of assets over $2 billion

For the fiscal year ended June 30, 2010, the Fund paid the Adviser investment advisory fees totaling $980,455, of which the Adviser waived $200,387.  The fee structure under the New Advisory Agreement will be identical to the fee structure under the Prior Advisory Agreement.

Information about the Adviser

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Adviser’s principal offices are located at 6001 Shady Oak Road, Suite 200, Minnetonka, MN 55343.  As of December 31, 2010, the Adviser managed over $1.2 billion of investment assets.  The Adviser was established in 1986 and offers investment management services for investment companies and separate accounts.  As a result of the Transaction, M&T indirectly controls the Adviser.

The following table sets forth the name, position and principal occupation of the executive officers and each member of the board of the Adviser as of April 1, 2011.  Each individual’s address is c/o the Adviser, 6001 Shady Oak Road, Suite 200, Minnetonka, MN 55343.

Name	Position with the Fund	Principal Occupation with Adviser
Brian Beh	Trustee and President	President, Chief Executive Officer, Chairman of the Board
Lance Simpson	Chief Compliance Officer and Treasurer	Chief Compliance Officer and Controller
David Gibson	None	Board Member
Gerard Chamberlain	None	Board Member
Jon Foust	None	Board Member, Director of Marketing and Client Services

Summary of the New Advisory Agreement and the Prior Advisory Agreement

A copy of the New Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by the Adviser and the fee structure under the New Advisory Agreement are identical to the services provided by the Adviser and the fee structure under the Prior Advisory Agreement.

Advisory Services.  Both the New Advisory Agreement and Prior Advisory Agreement state that, subject to the supervision of the Board of Trustees of the Trust, the Adviser will provide for the overall management of the Fund including (i) the direction of the Fund’s investments and (ii) the purchase and sell of Fund securities.  In both the New Advisory Agreement and Prior Advisory Agreement, the Adviser further agrees that it will render to the Trust’s Board of Trustees such periodic and special reports regarding as the Board may reasonably request, including total brokerage and portfolio transaction activity reports.

Brokerage.  Both the New Advisory Agreement and the Prior Advisory Agreement provide that (i) the Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities, (ii) in selecting brokers or dealers to execute orders for the purchase and sale of securities, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly, and (iii) without limiting the generality of the foregoing, the Adviser is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Adviser, provided that the Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Adviser’s overall responsibilities with respect to accounts as to which the Adviser exercises investment discretion.

Management Fees.  Both the New Advisory Agreement and Prior Advisory Agreement contain the identical fee structure based on the Fund’s average daily net assets.

Duration and Termination.  Both the New Management Agreement and Prior Advisory Agreement provide that they will continue in effect for an initial two year period and thereafter they will continue in effect for successive annual periods subject to annual approval as required by the 1940 Act.  Both the New Advisory Agreement and the Prior Advisory Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

Payment of Expenses.  Both the New Advisory Agreement and the Prior Advisory Agreement provide that the Adviser will pay all expenses incurred by it in connection with its activities under the Agreement, and that the Fund shall bear all of its own expenses not specifically assumed by the Adviser.

Limitation on Liability and Indemnification.  Both the New Advisory Agreement and the Prior Advisory Agreement provide that the Adviser shall not be liable for any loss arising out of any investment or for any act or omission in carrying out its duties under the agreement, except a loss resulting from willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties.

Board Approval and Recommendation

In reaching its decision to approve the New Advisory Agreement and Interim Advisory Agreement, the Trustees, including all of the Independent Trustees, met at a special in-person board meeting held on March 16, 2011 with representatives of the Adviser.  In addition, the Trustees had a pre-Board meeting with representatives of the Adviser and counsel on March 14, 2011.  The Trustees reviewed information about the Transaction and its potential impact on the Fund and considered the terms of the New Agreements and Interim Advisory Agreement.  The Trustees and legal counsel to the Independent Trustees had an opportunity to review the information provided in advance of the special meeting by the Adviser, including information that updated the most recent presentation that had been made to the Trustees in connection with the annual evaluation and approval of the continuance of the Prior Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act (the “Annual 15(c) Meeting”).  The Board considered the new information in conjunction with the detailed information provided at the Annual 15(c) Meeting.  The Trustees reviewed these materials with management of the Adviser and legal counsel to the Trustees.  In the course of their review, the Trustees, with the assistance of independent counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services provided to the Fund since the Adviser first became investment adviser of the Fund; (2) the performance of the Fund; (3) the fact that the Transaction is not expected to affect the manner in which the Fund is advised; (4) the fact that the current portfolio management team will continue to manage the Fund; (5) the fact that the fee structure under the New Advisory Agreement would be identical to the fee structure under the Prior Advisory Agreement; and (6) other factors deemed relevant.  The Board, including a majority of Independent Trustees, considered similar factors, and reached the same conclusions with respect to the approval of the Interim Agreement.

The Independent Trustees also discussed the Interim and New Advisory Agreement with counsel in an executive session, at which no representatives of the Adviser were present.  The Trustees considered whether the New Advisory Agreement would be in the best interests of the Fund and its shareholders and the overall fairness of the New Advisory Agreement.  Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services provided by the Adviser; (2) the Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser and from its relationship with the Fund; (4) the extent to which economies of scale have been or will be realized as the Fund grows, and the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Fund’s shareholders; and (5) ancillary benefits and other factors.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Fund.  The Trustees evaluated the nature, extent and quality of the services that the Adviser would provide under the New Advisory Agreement and Interim Advisory Agreement, which are the same services that the Adviser provides under the Prior Advisory

Agreement, on the basis of, among other things, the qualifications and capabilities of the personnel responsible for providing services to the Fund. The Trustees noted that, in addition to managing the Fund’s investment program, Roxbury provides, at its expense, personnel responsible for supervising the provision of compliance, administrative services and related services. Roxbury provided information about these services, as well as its profitability. The Board also considered the qualifications, experience and responsibilities of the portfolio managers for the Fund.  Based on the information provided and the Trustees’ prior experience with the Adviser, the Trustees concluded that the nature and extent of the services that the Adviser will provide under the New Advisory Agreement and Interim Advisory Agreement, as well as the quality of those services, would be satisfactory.

Investment Performance of the Fund.  The Trustees considered the investment experience of Roxbury and the investment performance of the Fund.  The Fund had underperformed its benchmark, the Russell 2000 Growth Index (the “Russell Index”) for the one – and five-year ended March 11, 2011 but out performed the Russell Index for the three-year period ended March 11, 2011.  The Fund had outperformed five of the six funds in a peer group of generally similar funds (the “Peer Group”) for the five year period ended March 11, 2011.  However, the Fund had underperformed the Funds in the Peer Group for the one-year period ended March 11, 2011.  The Board considered this information as well as the performance information that had been presented at the August 4, 2010 meeting.

Costs of Services Provided and Profits Realized by the Adviser.  The Board considered the costs of services to be provided by Roxbury.  In connection with the Trustees’ consideration of the level of the management fees, the Trustees considered the gross and net expense ratio and gross and net advisory fee comparisons of the Fund compared to the Peer Group as of March 11, 2011.  The Fund’s gross and net advisory fees, which were 1.00% and 0.80%, respectively, were above the median for the Peer Group.  However, the Fund’s gross and net total expenses, which were 1.46% and 1.26%, respectively, were below the median of the Peer Group.  The Board also considered Roxbury’s contractual agreement to limit the total expenses for the Fund.  On the basis of the information provided, the Board concluded that the advisory fee and total expense ratio under the New Advisory Agreement and Interim Advisory Agreement are reasonable and appropriate in light of the quality of the services provided to the Fund.

Economies of Scale and Fee Levels Reflecting Those Economies. The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund’s assets grow, and whether the advisory fee levels and fee waivers reflect these economies of scale for the benefit of shareholders.

Other Benefits to the Adviser.  In addition to the above factors, the Trustees also discussed other benefits received by the Adviser from its management of the Fund, including, without limitation, the ability to market its advisory services for similar products in the future.

Based on all of the foregoing, the Trustees unanimously recommend that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

ADDITIONAL INFORMATION

Record Date.  Only shareholders of record at the close of business on                         , 2011 (the “Record Date”) will be entitled to vote at the Meeting and at any adjournment or postponement thereof.  As of the Record Date, there were                    shares of the Fund issued and outstanding.

Required Vote and Voting Information.  The approval of Proposal 1 described above requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

Under the Fund’s Amended and Restated Agreement and Declaration of Trust, the presence in person or by proxy of the holders of 40% of the Shares entitled to vote shall constitute a quorum for the transaction of business at the Meeting.  However, more than 50% of such Shares must be represented at the meeting in order to satisfy the 1940 Act voting requirement.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as shares that are present but that have not been voted.  Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Other Matters.  No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Principal Holders of the Portfolio’s Shares.  [The beneficial owners of more than 5% of the outstanding Shares of each Fund as of the Record Date are as follows:               ]

Security Ownership of Management.  As of the Record Date, the Trust’s Trustees and Officers as a group owned less than 1% of the outstanding Shares of the Fund.

Administrator and Distributor.  BNY Mellon Investment Servicing (US) Inc., (“BNY Mellon”), located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Trust’s Administrator.  Professional Funds Distributor, LLC (the “Distributor”), located at 760 Moore Road, King of Prussia, PA 19406, serves as the Trust’s underwriter.

Procedures for Shareholder Communications with the Board.  The Trust’s Board of Trustees will receive and review written correspondence from shareholders.  Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address.  The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

Shareholder Proposals.  The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Under the Trust’s By-Laws, shareholders owning in the aggregate 10% of the outstanding Shares of all classes of the Trust have the right to call a meeting of shareholders to consider the removal of one or more Trustees.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Trust at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its consideration at the meeting.

Dated:  May  , 2011

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.  YOU MAY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this          day of                       , 2011, by and between The Roxbury Funds, a Delaware statutory trust (the “Fund”), and Roxbury Capital Management LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”).

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest (each, a “Portfolio” and collectively, the “Portfolios”), each corresponding to a distinct portfolio; and

WHEREAS, the Fund desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of one or more Portfolios of the Fund, and to have that investment adviser provide or perform for the Portfolios various research, statistical and investment services; and

WHEREAS, the Adviser is willing to furnish such services to the Fund with respect to each of the Portfolios listed on Schedule A to this Agreement on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

1.     EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to invest and reinvest the assets of the Portfolios in the manner set forth in Section 2 of this Agreement subject to the direction of the Trustees and the officers of the Fund, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2.     OBLIGATIONS OF, AND SERVICES TO BE PROVIDED BY, THE ADVISER. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.    INVESTMENT ADVISORY SERVICES.

(i)    The Adviser shall direct the investments of each Portfolio, subject to and in accordance with the Portfolio’s investment objective, policies and limitations as provided in its prospectus(es) and statement(s) of additional information (collectively, the “Prospectus”) and other governing instruments, as amended from time to time, and any other directions and policies which the Trustees may issue to the Adviser from time to time.

(ii)   The Adviser is authorized, in its discretion and without prior consultation with the Fund, to purchase and sell for each Portfolio, securities and other investments consistent with the Portfolio’s objectives and policies.

B.    CORPORATE MANAGEMENT SERVICES.

(i)    The Adviser shall furnish for the use of the Fund office space and all office facilities, equipment and personnel necessary for servicing the investments of the Fund.

(ii)   The Adviser shall pay the salaries of all personnel of the Fund and the Adviser performing services relating to research, statistical and investment activities on behalf of the Fund.

C.    PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF REGISTRATION STATEMENT, AMENDMENTS AND OTHER MATERIALS. The Adviser will make available and provide such information as the Fund and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

D.    CODE OF ETHICS. The Adviser has adopted and will maintain a written code or codes of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, and will provide the Fund and its administrator, on the date of this Agreement, a copy of the code or codes of ethics and evidence of its or their adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Trustees that the Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no violation of the Adviser’s code or codes of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund or its administrator, the Adviser shall permit the Fund or its administrator to examine the reports required to be made to the Adviser by Rule 17j.

E.     DISQUALIFICATION. The Adviser shall immediately notify the Trustees of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

F.     OTHER OBLIGATIONS AND SERVICES. The Adviser shall make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Portfolio and its investment activities.

3.     EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE.

A.    The Adviser, subject to the control and direction of the Trustees, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Portfolio, and for the selection of the markets on or in which the transactions will be executed.

B.    In acting pursuant to Section 3A, the Adviser will place orders through such brokers or dealers in conformity with the portfolio transaction policies set forth in the Fund’s registration statement.

C.    It is understood that neither the Fund nor the Adviser will adopt a formula for allocation of a Portfolio’s brokerage.

D.    It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Portfolio and for other clients of the Adviser in order to obtain the most favorable price and best execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

E.     It is understood that the Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, use brokers who provide a Portfolio with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Portfolio and its other clients and that the total commissions paid by such Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term.

F.     It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

G.    The Adviser shall provide such reports as the Trustees may reasonably request with respect to each Portfolio’s total brokerage and portfolio transaction activities and the manner in which that business was allocated.

4.     DELEGATION OF ADVISER’S OBLIGATIONS AND SERVICES. With respect to any or all Portfolios, the Adviser may enter into one or more contracts (each, a “Sub-Advisory Agreement”) with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

5.     EXPENSES OF THE FUND. Except as may be agreed to otherwise by the Fund and the Adviser from time to time, the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation:

A.    fees payable for administrative services;

B.    fees payable for accounting services;

C.    the cost of obtaining quotations for calculating the value of the assets of each Portfolio;

D.    interest and taxes;

E.     brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;

F.     compensation and expenses of its Trustees other than those who are “interested persons” of the Fund within the meaning of the 1940 Act;

G.    legal and audit expenses;

H.    fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws;

I.      expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Fund;

J.     all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor;

K.    premiums for fidelity bond and other insurance coverage;

L.     the Fund’s association membership dues;

M.   expenses of typesetting for printing Prospectuses;

N.    expenses of printing and distributing Prospectuses to existing shareholders;

O.    out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency services;

P.     service fees payable by each Portfolio to the distributor for providing personal services to the shareholders of each Portfolio and for maintaining shareholder accounts for those shareholders;

Q.    distribution fees; and

R.    such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.

6.     COMPENSATION OF THE ADVISER. For the services and facilities to be furnished hereunder, the Adviser shall receive advisory fees calculated at the annual rates listed along with each Portfolio’s name in Schedule B attached hereto. The aggregate of such advisory fees for all Portfolios shall be payable monthly as soon as practicable after the last day of each month based on each Portfolio’s average daily net assets.

7.     ACTIVITIES AND AFFILIATES OF THE ADVISER.

A.    The services of the Adviser to the Fund are deemed not to be exclusive, and the Adviser is free to render services to others and engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser’s ability to meet all of its obligations with respect to rendering services to the Fund hereunder.

B.    The Fund acknowledges that the Adviser or one or more of its “affiliated persons” may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its “affiliated persons” or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts (“Affiliated Accounts”). Subject to any other provisions of this Agreement to the contrary, the Fund agrees that the Adviser or its “affiliated persons” may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Portfolios of the Fund, provided that the Adviser acts in good faith. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Portfolios may have an interest. The Adviser shall have no obligation to recommend for any Portfolio a position in any investment which an Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Portfolios or otherwise.

C.    Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Fund as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Fund and shareholders of the Fund are or may be interested in the Adviser or its “affiliated persons” as directors, officers, agents or shareholders of the Adviser or its “affiliated persons”; that directors, officers, agents and shareholders of the Adviser or its “affiliated persons” are or may be interested in the Fund as trustees, officers, agents, shareholders or otherwise; that the Adviser or its “affiliated persons” may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the

1940 Act and the rules thereunder.

8.     LIABILITIES OF THE ADVISER.

A.    Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

B.    No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

9.     RECORD KEEPING AND REPORTS.

A.    The Adviser will maintain all books and records with respect to the Fund’s securities transactions required by the 1940 Act and rules thereunder (other than those records being maintained by the Fund’s administrator, custodian or transfer agent) and preserve such records for the periods prescribed therefore.

B.    The Adviser shall regularly report to the Board of Trustees on the investment program of the Fund and the issuers and securities generally represented in the Fund’s portfolio, and will furnish the Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Fund shall furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

10.   EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for an initial period of not more than two years from such date, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not “interested persons” of the Fund, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

11.   ASSIGNMENT. No “assignment” of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Fund in writing in advance of any proposed change of “control” to enable the Fund to take the steps necessary to enter into a new advisory agreement.

12.   AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Fund, which amendment is subject to the approval of the Trustees of the Fund and, where required by the 1940 Act, the shareholders of any affected Portfolio in the manner required by the 1940 Act and the rules thereunder.

13.   TERMINATION. This Agreement:

A.    may at any time be terminated without payment of any penalty by the Fund with respect to any Portfolio (by vote of the Board of Trustees of the Fund or by “vote of a majority of the outstanding voting securities”) on sixty (60) days’ written notice to the Adviser;

B.    shall immediately terminate in the event of its “assignment”; and

C.    may be terminated with respect to any Portfolio by the Adviser on sixty (60) days’ written notice to the Fund.

14.   DEFINITIONS. As used in this Agreement, the terms “affiliated person,” “assignment,” “control,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

15.   NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

16.   SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17.   GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the state of Delaware.

IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.

THE ROXBURY FUNDS

By:

Name: Brian C. Beh
Title: President

ROXBURY CAPITAL MANAGEMENT LLC

By:

Name: Brian C. Beh
Title: President

SCHEDULE A

TO

INVESTMENT ADVISORY AGREEMENT

BETWEEN THE ROXBURY FUNDS

AND

ROXBURY CAPITAL MANAGEMENT LLC

PORTFOLIOS OF THE ROXBURY FUNDS

Roxbury Small-Cap Growth Fund

SCHEDULE B

TO

INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ROXBURY FUNDS

AND

ROXBURY CAPITAL MANAGEMENT LLC

INVESTMENT ADVISORY FEE SCHEDULE

Portfolio Fund	Annual Fee as a Percentage of Average Daily Net Assets (“Assets”)

Roxbury Small-Cap Growth Fund	1.00% of the Portfolio’s first $1 billion of Assets; 0.95% of the Portfolio’s next $1 billion of Assets; and 0.90% of the Portfolio’s Assets over $2 billion.

PROXY

Roxbury Small-Cap Growth Fund

(An Investment Portfolio of The Roxbury Funds)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

June    , 2011

This Proxy is solicited on behalf of the Board of Trustees of The Roxbury Funds (the “Trust”) for the Special Meeting of Shareholders (the “Meeting”) and related to the proposal with respect to the Trust’s Roxbury Small-Cap Growth Fund (the “Fund”).  The undersigned hereby appoints Lance Simpson and Megan Edwards, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 9:00 a.m. (Central time), on June     , 2011, at the offices of the Adviser, 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343, and any adjournment(s) thereof.  In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.  THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

VOTE BY PHONE, INTERNET OR MAIL

PHONE:  CALL TOLL-FREE 1-800-       -

INTERNET:  [www.proxyonline.com]

MAIL:    RETURN YOUR SIGNED AND DATED BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Proposal 1:  To approve a new investment advisory agreement by and between The Roxbury Funds, on behalf of the Fund, and the Fund’s investment adviser, Roxbury Capital Management, LLC (the “Adviser”), under which the Adviser will continue to act as investment adviser with respect to assets of the Fund on substantially similar terms with respect to the services provided by the Adviser and the identical fee structure as the investment advisory agreement currently in effect:

FOR	AGAINST	ABSTAIN

☐	☐	☐

Unless otherwise specified in the blocks provided, the undersigned’s vote will be cast FOR the proposal above.  The Board of Trustees of The Roxbury Funds recommends that you vote FOR the proposal set forth above.

If you should have any questions about the proxy material or the execution of your vote, simply call 1-800-       -            between the hours of [10 a.m. and 10 p.m. Central Time]. Representatives will be happy to assist you.  Please have this proxy card available at the time of the call.

Your vote is important, no matter how many shares you own.  You may receive additional proxies for other accounts.  These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

Please sign exactly as name(s) appears above.  If shares are held in the name of joint owners, each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or in some other representative capacity you should so indicate.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED MAY       , 2011, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Signature and Titles, if applicable	Date

Signature (Joint Owners)	Date